United States

Securities and Exchange Commission

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811- 23351

AMERICAN BEACON APOLLO TOTAL RETURN FUND

(Exact name of Registrant as specified in charter)

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Address of principal executive offices) (Zip code)

Gene L. Needles, Jr., PRESIDENT

220 East Las Colinas Blvd., Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: June 30, 2021

Date of reporting period: March 31, 2021

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§ 239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A Registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	SCHEDULE OF INVESTMENTS.

American Beacon Apollo Total Return FundSM

Schedule of Investments

March 31, 2021 (Unaudited)

	Principal Amount*	Fair Value
BANK LOAN OBLIGATIONSA - 55.79%
Basic Materials - 1.11%
Forest Products & Paper - 1.11%
Spa Holdings OY, Due 3/11/2028, USD Term Loan BB	$250,000	$249,375

Communications - 11.96%
Advertising - 2.22%
Advantage Sales & Marketing, Inc., 6.000%, Due 10/28/2027, 2020 Term Loan B, (3-mo. LIBOR + 5.250%)B	500,000	498,660

Internet - 3.39%
Endure Digital, Inc.,
Due 1/27/2028, Delayed Draw Term LoanB	96,633	95,497
4.250%, Due 2/10/2028, Term Loan, (3-mo. LIBOR + 3.500%)B	500,000	494,125
ION Trading Technologies SARL, 5.000%, Due 11/21/2024, USD Incremental Term Loan B, (1-mo. LIBOR + 4.000%)	171,807	171,687

		761,309

Telecommunications - 6.35%
CCI Buyer, Inc., Due 12/17/2027, Term LoanB	211,875	212,074
Consolidated Communications, Inc., 5.750%, Due 10/2/2027, 2020 Term Loan B, (1-mo. LIBOR + 4.750%)	178,501	178,408
Intelsat Jackson Holdings S.A.,
6.500%, Due 7/13/2022, 2020 DIP Term Loan, (3-mo. LIBOR + 5.500%)	125,267	126,582
8.000%, Due 11/27/2023, 2017 Term Loan B3, (1-mo. PRIME + 4.750%)	164,979	167,453
8.625%, Due 1/2/2024, 2017 Term Loan B5C	250,000	254,765
Iridium Satellite LLC, 2.859%, Due 11/4/2026, 2021 Term Loan B, (1-mo. LIBOR + 2.750%)	246,880	247,322
Zacapa LLC, 4.703%, Due 7/2/2025, 2018 1st Lien Term Loan B, (6-mo. LIBOR + 4.500%)	236,373	236,619

		1,423,223

Total Communications		2,683,192

Consumer, Cyclical - 8.80%
Airlines - 1.17%
SkyMiles IP Ltd., 4.750%, Due 10/20/2027, 2020 Skymiles Term Loan B, (3-mo. LIBOR + 3.750%)	250,000	262,250

Auto Parts & Equipment - 1.11%
Truck Hero, Inc., 4.500%, Due 1/31/2028, 2021 Term Loan B, (1-mo. LIBOR + 3.750%)	250,000	249,203

Entertainment - 0.98%
Penn National Gaming, Inc., 3.750%, Due 10/19/2023, 2017 Term Loan A, (1-mo. LIBOR + 3.000%)	220,313	218,770

Leisure Time - 2.21%
Alterra Mountain Co., 5.500%, Due 8/1/2026, 2020 Term Loan B, (1-mo. LIBOR + 4.500%)	495,000	496,238

Lodging - 1.11%
Caesars Resort Collection LLC, 4.609%, Due 7/21/2025, 2020 Term Loan B1, (1-mo. LIBOR + 4.500%)	248,750	249,061

Retail - 2.22%
LBM Acquisition LLC,
Due 12/17/2027, Delayed Draw Term LoanB	45,455	45,235
4.500%, Due 12/17/2027, Term Loan B, (3-mo. LIBOR + 3.750%)	204,545	203,560

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

March 31, 2021 (Unaudited)

	Principal Amount*	Fair Value
BANK LOAN OBLIGATIONSA - 55.79% (continued)
Consumer, Cyclical - 8.80% (continued)
Retail - 2.22% (continued)
Petco Health and Wellness Co., Inc., 4.000%, Due 3/3/2028, 2021 Term Loan B, (3-mo. LIBOR + 3.250%)	$250,000	$248,867

		497,662

Total Consumer, Cyclical		1,973,184

Consumer, Non-Cyclical - 7.80%
Commercial Services - 4.47%
Ensemble RCM LLC, 3.962%, Due 8/3/2026, Term Loan, (3-mo. LIBOR + 3.750%)	250,000	249,297
Garda World Security Corp., 5.750%, Due 10/30/2026, 2019 1st Lien Term Loan B, (1-mo. LIBOR + 4.750%)	147,459	147,397
Guidehouse LLP, 4.109%, Due 5/1/2025, 2018 Term Loan, (1-mo. LIBOR + 4.000%)	357,437	357,055
Verscend Holding Corp., Due 8/27/2025, 2021 Term Loan BB	250,000	249,717

		1,003,466

Food - 1.11%
Shearer’s Foods, Inc., 4.750%, Due 9/23/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.000%, 6-mo. LIBOR + 4.000%)	249,375	248,712

Health Care - Services - 1.11%
eResearchTechnology, Inc., Due 2/4/2027, 2020 1st Lien Term LoanB	249,372	249,489

Pharmaceuticals - 1.11%
Gainwell Acquisition Corp., 4.750%, Due 10/1/2027, Term Loan B, (3-mo. LIBOR + 4.000%)	249,375	248,128

Total Consumer, Non-Cyclical		1,749,795

Financial - 6.08%
Diversified Financial Services - 2.54%
Deerfield Dakota Holding LLC, 4.750%, Due 4/9/2027, 2020 USD Term Loan B, (1-mo. LIBOR + 3.750%)B	321,714	321,662
GT Polaris, Inc., 5.000%, Due 9/24/2027, Term Loan B, (3-mo. LIBOR + 4.000%)	249,375	249,064

		570,726

Insurance - 3.54%
Alliant Holdings Intermediate LLC, 4.250%, Due 10/8/2027, 2020 Term Loan B3, (1-mo. LIBOR + 3.750%)	248,365	247,610
Asurion LLC, 5.359%, Due 1/31/2028, 2021 2nd Lien Term Loan B3, (1-mo. LIBOR + 5.250%)	500,000	508,750
Sedgwick Claims Management Services, Inc., 5.250%, Due 9/3/2026, 2020 Term Loan B3, (1-mo. LIBOR + 4.250%)	37,033	37,064

		793,424

Total Financial		1,364,150

Industrial - 4.16%
Aerospace/Defense - 0.87%
Bleriot US Bidco, Inc.,
4.203%, Due 10/30/2026, 2021 Term Loan B, (3-mo. LIBOR + 4.000%)B	40,252	40,118
4.203%, Due 10/31/2026, Term Loan B, (3-mo. LIBOR + 4.000%)	134,846	134,396
4.953%, Due 10/31/2026, Term Loan, (3-mo. LIBOR + 4.750%)	21,070	20,999

		195,513

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

March 31, 2021 (Unaudited)

	Principal Amount*	Fair Value
BANK LOAN OBLIGATIONSA - 55.79% (continued)
Industrial - 4.16% (continued)
Engineering & Construction - 1.09%
DG Investment Intermediate Holdings, Inc., Due 2/3/2025, 2018 1st Lien Term LoanB	$246,250	$245,327

Packaging & Containers - 2.20%
Charter NEX US, Inc., 5.000%, Due 12/1/2027, 2020 Term Loan, (1-mo. LIBOR + 4.250%)B	250,000	250,313
Graham Packaging Co., Inc., 4.750%, Due 8/4/2027, Term Loan, (1-mo. LIBOR + 3.750%)	244,915	243,218

		493,531

Total Industrial		934,371

Technology - 13.67%
Computers - 1.92%
PAE Holding Corp., 5.250%, Due 10/19/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.500%)B	250,000	249,793
Peraton Holding Corp., 4.500%, Due 2/1/2028, Term Loan B, (3-mo. LIBOR + 3.750%)	181,166	181,015

		430,808

Software - 11.75%
Athenahealth, Inc., 4.453%, Due 2/11/2026, 2021 Term Loan B1, (3-mo. LIBOR + 4.250%)	250,000	250,207
Banff Merger Sub, Inc., Due 10/2/2025, 2018 USD Term Loan BB	389,080	387,135
DTI Holdco, Inc., 5.750%, Due 9/30/2023, 2018 Term Loan B, (3-mo. LIBOR + 4.750%)	498,693	480,331
Greeneden US Holdings LLC, 4.750%, Due 12/1/2027, 2020 USD Term Loan B4, (1-mo. LIBOR + 4.000%)	250,000	249,812
Ivanti Software, Inc., 5.750%, Due 12/1/2027, 2020 Term Loan B, (3-mo. LIBOR + 4.750%)	250,000	250,730
MA FinanceCo. LLC, 5.250%, Due 6/5/2025, 2020 USD Term Loan B, (3-mo. LIBOR + 4.250%)	493,750	495,602
Playtika Holding Corp., 2.859%, Due 3/13/2028, 2021 Term Loan, (1-mo. LIBOR + 2.750%)	250,000	248,438
Ultimate Software Group, Inc.,
4.000%, Due 5/4/2026, 2021 Incremental Term Loan, (3-mo. LIBOR + 3.250%)	23,799	23,799
4.750%, Due 5/4/2026, 2020 Incremental Term Loan B, (3-mo. LIBOR + 4.000%)	249,375	249,375

		2,635,429

Total Technology		3,066,237

Utilities - 2.21%
Electric - 2.21%
Pacific Gas & Electric Co., 3.500%, Due 6/23/2025, 2020 Term Loan, (3-mo. LIBOR + 3.000%)	496,250	495,163

Total Bank Loan Obligations (Cost $12,401,269)		12,515,467

CORPORATE OBLIGATIONS - 25.35%
Communications - 10.23%
Advertising - 2.32%
Advantage Sales & Marketing, Inc., 6.500%, Due 11/15/2028D	500,000	520,000

Media - 1.96%
CCO Holdings LLC / CCO Holdings Capital Corp., 4.500%, Due 8/15/2030D	200,000	203,840
CSC Holdings LLC, 4.125%, Due 12/1/2030D	237,000	235,407

		439,247

Telecommunications - 5.95%
Frontier Communications Corp.,
5.875%, Due 10/15/2027D	509,000	539,540
5.000%, Due 5/1/2028D	231,000	235,043
Level 3 Financing, Inc., 4.250%, Due 7/1/2028D	300,000	303,393

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

March 31, 2021 (Unaudited)

	Principal Amount*		Fair Value
CORPORATE OBLIGATIONS - 25.35% (continued)
Communications - 10.23% (continued)
Telecommunications - 5.95% (continued)
Zayo Group Holdings, Inc., 6.125%, Due 3/1/2028D		$250,000	$257,112

			1,335,088

Total Communications			2,294,335

Consumer, Cyclical - 6.94%
Lodging - 1.03%
Hilton Domestic Operating Co., Inc., 4.000%, Due 5/1/2031D		231,000	231,000

Retail - 5.91%
Carvana Co., 5.875%, Due 10/1/2028D		426,000	436,650
Guitar Center, Inc., 8.500%, Due 1/15/2026D		350,000	370,125
Lithia Motors, Inc., 4.375%, Due 1/15/2031D		501,000	520,010

			1,326,785

Total Consumer, Cyclical			1,557,785

Consumer, Non-Cyclical - 3.23%
Health Care - Services - 2.28%
Encompass Health Corp.,
4.750%, Due 2/1/2030		262,000	269,520
4.625%, Due 4/1/2031		233,000	241,155

			510,675

Household Products/Wares - 0.95%
Spectrum Brands, Inc., 5.500%, Due 7/15/2030D		200,000	214,000

Total Consumer, Non-Cyclical			724,675

Financial - 1.52%
Insurance - 1.52%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer, 4.250%, Due 10/15/2027D		339,000	342,085

Industrial - 2.51%
Aerospace/Defense - 2.51%
Triumph Group, Inc., 8.875%, Due 6/1/2024D		500,000	562,600

Technology - 0.92%
Computers - 0.92%
Science Applications International Corp., 4.875%, Due 4/1/2028D		200,000	206,750

Total Corporate Obligations (Cost $5,609,969)			5,688,230

FOREIGN CORPORATE OBLIGATIONS - 6.20%
Communications - 1.55%
Media - 1.55%
Virgin Media Secured Finance PLC, 4.500%, Due 8/15/2030D		345,000	348,019

Consumer, Cyclical - 1.06%
Retail - 1.06%
eG Global Finance PLC, 6.250%, Due 10/30/2025E	EUR	200,000	238,738

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

March 31, 2021 (Unaudited)

	Principal Amount*	Fair Value
FOREIGN CORPORATE OBLIGATIONS - 6.20% (continued)
Consumer, Non-Cyclical - 2.75%
Commercial Services - 2.75%
Garda World Security Corp., 4.625%, Due 2/15/2027D	$616,000	$616,000

Industrial - 0.84%
Environmental Control - 0.84%
GFL Environmental, Inc., 3.500%, Due 9/1/2028D	195,000	189,150

Total Foreign Corporate Obligations (Cost $1,380,249)		1,391,907

	Shares
SHORT-TERM INVESTMENTS - 18.90% (Cost $4,239,585)
Investment Companies - 18.90%
American Beacon U.S. Government Money Market Select Fund, 0.01%F G	4,239,585	4,239,585

TOTAL INVESTMENTS - 106.24% (Cost $23,631,072)		23,835,189
LIABILITIES, NET OF OTHER ASSETS - (6.24%)		(1,400,583)

TOTAL NET ASSETS - 100.00%		$22,434,606

Percentages are stated as a percent of net assets.

*	In U.S. Dollars unless otherwise noted.

A	Bank loan obligations, unless otherwise stated, carry a floating rate of interest. The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
B	Coupon rates may not be available for all or a portion of bank loans that are unsettled and/or unfunded as of March 31, 2021.
C	Fixed Rate.
D

Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $6,330,724 or 28.22% of net assets. The Fund has no right to demand registration of these securities.

E

Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

F	The Fund is affiliated by having the same investment advisor.
G	7-day yield.

DIP - Debtor-in-posseission.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LLP - Limited Liability Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

Forward Foreign Currency Contracts Open on March 31, 2021:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	249,961	EUR	246,713	6/30/2021	SSB	$3,248	$—	$3,248

						$3,248	$—	$3,248

*	All values denominated in USD.

See accompanying notes

American Beacon Apollo Total Return FundSM

Schedule of Investments

March 31, 2021 (Unaudited)

Glossary:

Counterparty Abbreviations:

SSB	State Street Bank & Trust Co.

Currency Abbreviations:

EUR	Euro
USD	United States Dollar

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of March 31, 2021, the investments were classified as described below:

Apollo Total Return Fund	Level 1	Level 2	Level 3	Total
Assets
Bank Loan Obligations	$—	$12,515,467	$—	$12,515,467
Corporate Obligations	—	5,688,230	—	5,688,230
Foreign Corporate Obligations	—	1,391,907	—	1,391,907
Short-Term Investments	4,239,585	—	—	4,239,585

Total Investments in Securities - Assets	$4,239,585	$19,595,604	$—	$23,835,189

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$—	$3,248	$—	$3,248

Total Financial Derivative Instruments - Assets	$—	$3,248	$—	$3,248

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended March 31, 2021, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2021 (Unaudited)

Organization

The American Beacon Apollo Total Return Fund (the “Fund”) is a series of a non-diversified, closed-end management investment company of the same name (the “Trust”) that continuously offers two classes of shares of beneficial interest (“Shares”), Y Class and T Class Shares, and is operated as an “interval fund” (as defined below). The Trust was formed on February 16, 2018 as a Delaware statutory trust. The Fund commenced operations on September 12, 2018. Prior to commencing operations, the Fund had no operations other than matters relating to its organization and registration as a series of a non-diversified, closed-end management investment company.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

The Fund’s Shares are offered on a continuous basis at net asset value (“NAV”) per share. The Fund may close at any time to new investors or new investments and, during such closings, only purchases of Shares by existing shareholders of the Fund (“Shareholders”) or the reinvestment of distributions by existing Shareholders, as applicable, will be permitted. The Fund may re-open to new investments and subsequently close again to new investors or new investments at any time at the discretion of the Manager. Any such opening and closing of the Fund will be disclosed to investors via a supplement to the Prospectus.

The Fund’s Shares are offered through Resolute Investment Distributors, Inc. (the “Distributor”), which is the exclusive distributor of Shares, on a best-efforts basis. The minimum investment is $100,000 for Y Class and $2,500 for T Class, subject to certain exceptions. The Fund reserves the right to reject a purchase order for any reason. Shareholders will not have the right to redeem their Shares. However, as described below, in order to provide liquidity to Shareholders, the Fund will conduct periodic offers to repurchase a portion of its outstanding Shares.

The Fund is an “interval fund,” a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase at least 5% and not more than 25% of its outstanding Shares at NAV per share, reduced by any applicable repurchase fee. Subject to applicable law and approval of the Trust’s Board of Trustees (the “Board”), the Fund will seek to conduct such quarterly repurchase offers typically in the amount of 8% of its outstanding Shares at NAV per share. Quarterly repurchase offers will occur in the months of January, April, July, and October. Written notification of each quarterly repurchase offer (the “Repurchase Offer Notice”) is sent to Shareholders of record at least 21 calendar days before the repurchase request deadline (i.e., the latest date on which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). If you invest in the Fund through a financial intermediary, the Repurchase Offer Notice will be provided to you by your financial intermediary. The Fund’s Shares are not listed on any national securities exchange, and the Fund anticipates that no secondary market will develop for its Shares. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s repurchase offers may subject the Fund and Shareholders to special risks.

The Fund’s investment objective seeks to generate attractive risk-adjusted total returns using a multi-sector approach to fixed income value investing. The Fund seeks to achieve its investment objective by investing in U.S. corporate credit, global corporate credit, structured credit, and real estate credit. The Fund expects to utilize

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2021 (Unaudited)

leverage, as discussed below. To the extent consistent with the applicable liquidity requirements for interval funds operating pursuant to Rule 23c-3 under the Investment Company Act of 1940, as amended (“Investment Company Act”), the Fund may invest without limit in illiquid securities.

The Fund may seek to use leverage directly or indirectly to enhance the return to Shareholders, subject to any applicable restrictions of the Investment Company Act; however, there can be no assurance that a leveraging strategy will be successful during any period in which it is employed. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $50 million but may do so before Fund assets reach this level. Once the Fund commences borrowings, the Fund expects to borrow through a credit facility in an amount that would typically be up to 20% of the Fund’s total assets (which include any assets attributable to leverage) under normal market conditions. If the Fund borrowed 20% of its total assets, that would represent 25% of its net assets. However, the Fund may borrow up to the maximum amount permitted by the Investment Company Act, which, for debt leverage such as borrowings under the credit facility, is 33 1/3% of the Fund’s total assets (reduced by liabilities and indebtedness except for indebtedness representing senior securities); this represents 50% of the Fund’s net assets. The Fund currently does not expect to engage in such borrowings for investment purposes until its assets reach approximately $50 million but may engage in borrowings before Fund assets reach this level.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this Update are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of each class of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2021 (Unaudited)

the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2021 (Unaudited)

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Other investments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1 -	Quoted prices in active markets for identical securities.

Level 2 -	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3 -	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon Apollo Total Return FundSM

Supplementary Notes to Schedules of Investments

March 31, 2021 (Unaudited)

Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

Cost of Investments for Federal Income Tax Purposes

As of March 31, 2021, the tax cost for the Fund and the respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Apollo Total Return	$23,631,072	$242,692	$(38,575)	$204,117

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of June 30, 2020, the Fund did not have any capital loss carryforwards.